SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 13E-3 (SS.240.13E-3) THEREUNDER)
                              (AMENDMENT NO. 3)

                    ENEX OIL & GAS INCOME PROGRAM II-1, L.P.
--------------------------------------------------------------------------------

                              (NAME OF THE ISSUER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

                  $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

                         (TITLE OF CLASS OF SECURITIES)

--------------------------------------------------------------------------------

                      (CUSIP NUMBER OF CLASS OF SECURITIES)

                         R. E. DENSFORD, VICE PRESIDENT
                           ENEX RESOURCES CORPORATION
                                  800 ROCKMEAD
                         THREE KINGWOOD PLACE, SUITE 200
                               KINGWOOD, TX 77339
                                 (713) 358-8401
--------------------------------------------------------------------------------
(NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)

     THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

A. [x] THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION STATEMENT SUBJECT TO REGULATION 14A[17 CFR 240.14A-1 TO 240.14B-1]. REGULATION 14C[17 CFR 240.14C-1 TO 240.14C-101] OR RULE 13E-3(C)
         [SS.240.13E- 3(C)] UNDER THE SECURITIES EXCHANGE ACT OF 1934. [AMENDED IN RELEASE NO.34-23789 (P.84,044), EFFECTIVE JANUARY 20, 1987,51 F.R.42048.]
     B. O THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
          1933.
     C. O A TENDER OFFER.
     D. O NONE OF THE ABOVE. CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING
          BOX (A) ARE PRELIMINARY COPIES:

     CALCULATION OF FILING FEE

     TRANSACTION  VALUATION:
     THE MAXIMUM AGGREGATE VALUE OF THE TRANSACTION        AMOUNT OF FILING FEE:
     IS $330,150 (PARTNERSHIP INDEBTEDNESS, WHICH EXCEEDS         $67.00
     ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASSETS TO
     BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION)


       [x] CHECK  BOX IF ANY  PART  OF THE FEE IS  OFFSET  AS  PROVIDED  BY RULE
         0-11(A)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         AMOUNT PREVIOUSLY PAID: $67.00
         FORM OR REGISTRATION NO.: SCHEDULE 14A
         FILING PARTY: ENEX RESOURCES CORPORATION
         DATE FILED: OCTOBER 31, 1995

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 13E-3 (SS.240.13E-3) THEREUNDER)
                              (AMENDMENT NO. 3)

                    ENEX OIL & GAS INCOME PROGRAM II-2, L.P.
--------------------------------------------------------------------------------

                              (NAME OF THE ISSUER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

                  $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

                         (TITLE OF CLASS OF SECURITIES)

--------------------------------------------------------------------------------

                      (CUSIP NUMBER OF CLASS OF SECURITIES)

                         R. E. DENSFORD, VICE PRESIDENT
                           ENEX RESOURCES CORPORATION
                                  800 ROCKMEAD
                         THREE KINGWOOD PLACE, SUITE 200
                               KINGWOOD, TX 77339
                                 (713) 358-8401
--------------------------------------------------------------------------------
(NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)

     THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

A. [x] THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION STATEMENT SUBJECT TO REGULATION 14A[17 CFR 240.14A-1 TO 240.14B-1]. REGULATION 14C[17 CFR 240.14C-1 TO 240.14C-101] OR RULE 13E-3(C)
         [SS.240.13E- 3(C)] UNDER THE SECURITIES EXCHANGE ACT OF 1934. [AMENDED IN RELEASE NO.34-23789 (P.84,044), EFFECTIVE JANUARY 20, 1987,51 F.R.42048.]
     B. O THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
          1933.
     C. O A TENDER OFFER.
     D. O NONE OF THE ABOVE. CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING
          BOX (A) ARE PRELIMINARY COPIES:

     CALCULATION OF FILING FEE

     TRANSACTION  VALUATION:
     THE MAXIMUM AGGREGATE VALUE OF THE TRANSACTION        AMOUNT OF FILING FEE:
     IS $275,946 (PARTNERSHIP INDEBTEDNESS, WHICH EXCEEDS         $56.00
     ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASSETS TO
     BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION)


       [x] CHECK  BOX IF ANY  PART  OF THE FEE IS  OFFSET  AS  PROVIDED  BY RULE
         0-11(A)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         AMOUNT PREVIOUSLY PAID: $56.00
         FORM OR REGISTRATION NO.: SCHEDULE 14A
         FILING PARTY: ENEX RESOURCES CORPORATION
         DATE FILED: OCTOBER 31, 1995

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 13E-3 (SS.240.13E-3) THEREUNDER)
                               (AMENDMENT NO. 3)

                    ENEX OIL & GAS INCOME PROGRAM II-3, L.P.
--------------------------------------------------------------------------------

                              (NAME OF THE ISSUER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

                  $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

                         (TITLE OF CLASS OF SECURITIES)

--------------------------------------------------------------------------------

                      (CUSIP NUMBER OF CLASS OF SECURITIES)

                         R. E. DENSFORD, VICE PRESIDENT
                           ENEX RESOURCES CORPORATION
                                  800 ROCKMEAD
                         THREE KINGWOOD PLACE, SUITE 200
                               KINGWOOD, TX 77339
                                 (713) 358-8401
--------------------------------------------------------------------------------

(NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)
     THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

A. [x] THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION STATEMENT SUBJECT TO REGULATION 14A[17 CFR 240.14A-1 TO 240.14B-1]. REGULATION 14C[17 CFR 240.14C-1 TO 240.14C-101] OR RULE 13E-3(C)
         [SS.240.13E- 3(C)] UNDER THE SECURITIES EXCHANGE ACT OF 1934. [AMENDED IN RELEASE NO.34-23789 (P.84,044), EFFECTIVE JANUARY 20, 1987,51 F.R.42048.]
     B. O THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
          1933.
     C. O A TENDER OFFER.
     D. O NONE OF THE ABOVE. CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING
          BOX (A) ARE PRELIMINARY COPIES:

     CALCULATION OF FILING FEE

     TRANSACTION VALUATION:
     THE MAXIMUM AGGREGATE VALUE OF THE TRANSACTION        AMOUNT OF FILING FEE:
     IS $234,382 (PARTNERSHIP INDEBTEDNESS, WHICH EXCEEDS         $47.00
     ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASSETS TO
     BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION)


           CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY RULE 0-11(A)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         AMOUNT PREVIOUSLY PAID: $47.00
         FORM OR REGISTRATION NO.: SCHEDULE 14A
         FILING PARTY: ENEX RESOURCES CORPORATION
         DATE FILED: OCTOBER 31, 1995

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 13E-3 (SS.240.13E-3) THEREUNDER)
                               (AMENDMENT NO. 3)

                    ENEX OIL & GAS INCOME PROGRAM II-4, L.P.
--------------------------------------------------------------------------------

                              (NAME OF THE ISSUER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

                  $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------

                         (TITLE OF CLASS OF SECURITIES)

--------------------------------------------------------------------------------

                      (CUSIP NUMBER OF CLASS OF SECURITIES)

                         R. E. DENSFORD, VICE PRESIDENT
                           ENEX RESOURCES CORPORATION
                                  800 ROCKMEAD
                         THREE KINGWOOD PLACE, SUITE 200
                               KINGWOOD, TX 77339
                                 (713) 358-8401
--------------------------------------------------------------------------------

(NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)
     THIS STATEMENT IS FILED IN CONNECTION WITH (CHECK THE APPROPRIATE BOX):

A. [x] THE FILING OF SOLICITATION MATERIALS OR AN INFORMATION STATEMENT SUBJECT TO REGULATION 14A[17 CFR 240.14A-1 TO 240.14B-1]. REGULATION 14C[17 CFR 240.14C-1 TO 240.14C-101] OR RULE 13E-3(C)
         [SS.240.13E- 3(C)] UNDER THE SECURITIES EXCHANGE ACT OF 1934. [AMENDED IN RELEASE NO.34-23789 (P.84,044), EFFECTIVE JANUARY 20, 1987,51 F.R.42048.]
     B. O THE FILING OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
          1933.
     C. O A TENDER OFFER.
     D. O NONE OF THE ABOVE. CHECK THE FOLLOWING BOX IF THE SOLICITING MATERIALS OR INFORMATION STATEMENT REFERRED TO IN CHECKING
          BOX (A) ARE PRELIMINARY COPIES:

     CALCULATION OF FILING FEE

     TRANSACTION VALUATION:
     THE MAXIMUM AGGREGATE VALUE OF THE TRANSACTION        AMOUNT OF FILING FEE:
     IS $259,856 (PARTNERSHIP INDEBTEDNESS, WHICH EXCEEDS         $52.00
     ESTIMATED FAIR MARKET VALUE OF PARTNERSHIP ASSETS TO
     BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION)


           CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY RULE 0-11(A)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         AMOUNT PREVIOUSLY PAID: $52.00
         FORM OR REGISTRATION NO.: SCHEDULE 14A
         FILING PARTY: ENEX RESOURCES CORPORATION
         DATE FILED: OCTOBER 31, 1995

                                 SCHEDULE 13E-3

                              CROSS-REFERENCE SHEET
                      Cross Reference Sheet Furnished Pursuant to General Instructions of Schedule 13E-3


           ITEM NUMBER AND CAPTION                                          LOCATION IN PROXY STATEMENT*

1.   ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION               COVER PAGE; SUMMARY AND SPECIAL FACTORS;
                                                                           RECORD DATE, VOTING AND SECURITY OWNER-
                                                                           SHIP OF CERTAIN BENEFICIAL OWNERS AND
                                                                           MANAGEMENT

2.   IDENTITY AND BACKGROUND                                               COVER PAGE; PRINCIPAL EXECUTIVE OFFICES AND
                                                                           TELEPHONE NUMBER; INFORMATION CONCERNING
                                                                           THE GENERAL PARTNER

3.   PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS                           RECORD DATE, VOTING AND SECURITY OWNER-
                                                                           SHIP OF CERTAIN BENEFICIAL OWNERS AND
                                                                           MANAGEMENT; CERTAIN TRANSACTIONS

4.   TERMS OF THE TRANSACTION                                              SPECIAL FACTORS; THE PROPOSAL
                                                                           TO DISSOLVE AND LIQUIDATE

5.   PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE                         SPECIAL FACTORS; THE PROPOSAL
                                                                           TO DISSOLVE AND LIQUIDATE.

6.   SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION                    EXPENSES OF SOLICITATION;
                                                                           SPECIAL FACTORS; THE PROPOSAL TO DISSOLVE
                                                                           AND LIQUIDATE; VALUATION OF OIL AND GAS
                                                                           RESERVES

7.   PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS                         SPECIAL FACTORS; THE PROPOSAL
                                                                           TO DISSOLVE AND LIQUIDATE; FAIRNESS OF THE
                                                                           PROPOSED TRANSACTIONS; PARTNERSHIP
                                                                           OPERATIONS AND FINANCIAL CONDITIONS;
                                                                           REASONS FOR THE PROPOSED TRANSACTIONS;
                                                                           POTENTIAL BENEFITS TO THE PARTNERS;
                                                                           FEDERAL INCOME TAX CONSEQUENCES


8.   FAIRNESS OF THE TRANSACTION                                           SPECIAL FACTORS; THE PROPOSAL
                                                                           TO DISSOLVE AND LIQUIDATE; FAIRNESS OF THE
                                                                           PROPOSED TRANSACTIONS; PARTNERSHIP
                                                                           OPERATIONS AND FINANCIAL CONDITIONS;
                                                                           REASONS FOR THE PROPOSED TRANSACTIONS;
                                                                           POTENTIAL BENEFITS TO THE PARTNERS; VALUATION
                                                                           OF OIL AND GAS PROPERTIES; FEDERAL INCOME
                                                                           TAX CONSEQUENCES







9.   REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS                SPECIAL FACTORS; DESCRIPTION
                                                                           OF PROPERTY AND OIL AND GAS RESERVES;
                                                                           VALUATION OF OIL AND GAS PROPERTIES


10. INTEREST IN SECURITIES OF THE ISSUER                                   SUMMARY; SPECIAL FACTORS; RECORD
                                                                           DATE, VOTING AND SECURITY OWNERSHIP OF
                                                                           CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS                              NOT APPLICABLE
     WITH RESPECT TO THE ISSUER'S SECURITIES


12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN                        THE PROPOSAL TO DISSOLVE AND LIQUIDATE;
                                                                           PERSONS WITH REGARD TO THE TRANSACTION
                                                                           PARTNERSHIP OPERATIONS AND FINANCIAL
                                                                           CONDITIONS; REASONS FOR THE PROPOSED
                                                                           TRANSACTION; FAIRNESS OF THE PROPOSED
                                                                           TRANSACTIONS

13. OTHER PROVISIONS OF THE TRANSACTION                                    THE PROPOSAL TO DISSOLVE AND LIQUIDATE

14. FINANCIAL INFORMATION                                                  DOCUMENTS INCORPORATED BY REFERENCE

15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED                      EXPENSES OF SOLICITATION; POTENTIAL BENEFITS
                                                                           TO THE PARTNERS
16. ADDITIONAL INFORMATION                                                 NOT APPLICABLE

17. MATERIAL TO BE FILED AS EXHIBITS                                       NOT APPLICABLE



*INAPPLICABLE ITEMS AND NEGATIVE RESPONSES HAVE BEEN OMITTED FROM THE PROXY STATEMENT.


                                 SCHEDULE 13E-3


ITEM 1.    ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION

     (A)   THE NAMES OF THE ISSUERS ARE:
           ENEX OIL & GAS INCOME PROGRAM II-1, L.P.
           ENEX OIL & GAS INCOME PROGRAM II-2, L.P.
           ENEX OIL & GAS INCOME PROGRAM II-3, L.P.
           ENEX OIL & GAS INCOME PROGRAM II-4, L.P.

     THE ADDRESS OF EACH OF THE PRINCIPAL EXECUTIVE OFFICES OF EACH OF THE ABOVE ISSUERS (EACH A "PARTNERSHIP" AND COLLECTIVELY, THE "PARTNERSHIPS") IS THREE KINGWOOD PLACE, SUITE 200, 800 ROCKMEAD, KINGWOOD, TEXAS 77339.

     (B) THE EXACT TITLE, THE AMOUNT OF SECURITIES OUTSTANDING OF THE CLASS OF SECURITY WHICH IS SUBJECT TO THE PROPOSED DISSOLUTION AND LIQUIDATION OF EACH PARTNERSHIP AS DESCRIBED HEREIN, AND THE APPROXIMATE NUMBER OF HOLDERS OF EACH SUCH CLASS IS SET FORTH UNDER THE CAPTION "SUMMARY " IN THE PROXY STATEMENT RELATING TO THE PARTNERSHIPS FILED BY THE GENERAL PARTNER OF EACH PARTNERSHIP, ENEX RESOURCES CORPORATION ("ENEX" OR THE "GENERAL PARTNER"), WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO REGISTRATION 14A UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), CONCURRENTLY WITH THE FILING OF THIS SCHEDULE (THE "PROXY STATEMENT").

     (C) THERE IS NO ESTABLISHED TRADING MARKET FOR THE SECURITIES OF THE PARTNERSHIPS.

     (D) THE PARTNERSHIPS HAVE BEEN UNABLE TO DISTRIBUTE CASH TO THEIR LIMITED PARTNERS FOR MORE THAN FIVE YEARS. THERE ARE NO RESTRICTIONS ON THE PARTNERSHIPS' PRESENT OR FUTURE ABILITY TO MAKE DISTRIBUTIONS.

     (E) THERE HAVE BEEN NO UNDERWRITTEN PUBLIC OFFERINGS OF LIMITED PARTNER-SHIP INTERESTS ("LIMITED PARTNERSHIP INTERESTS")IN THE PARTNERSHIPS DURING THE PAST THREE YEARS.

     (F) THE GENERAL PARTNER HAS PURCHASED THE FOLLOWING UNITS OF LIMITED PARTNERSHIP INTEREST IN ACCORDANCE WITH ITS ANNUAL OFFER TO REPUR-CHASE SUCH INTERESTS, AS REQUIRED BY THE AMENDED AGREEMENT OF LIMITED PARTNERSHIP OF EACH OF THE PARTNERSHIPS (THE "PARTNERSHIP AGREEMENTS"). NO EXECUTIVE OFFICER OR DIRECTOR OF THE GENERAL PARTNER AND NO PERSON CONTROLLING THE GENERAL PARTNER HAS PURCHASED ANY SUCH UNITS DURING THE PERIOD INDICATED.



                    ENEX OIL & GAS INCOME PROGRAM II-1, L.P.

                            UNITS OF           AGGREGATE
                      LIMITED PARTNERSHIP        AMOUNT              PURCHASE
 QUARTER ENDING            INTERESTS              PAID            PRICE/UNIT (1)
 --------------       -------------------       --------          --------------

March 31, 1993 ...             5.00            $      0.00          $     0
June 30, 1993 ....           130.00            $    205.60          $   1.58
September 30, 1993           259.00            $    484.11          $   1.87
December 31, 1993             44.15            $     82.52          $   1.87
March 31, 1994 ...           241.50            $    349.99          $   1.45
June 30, 1994 ....           419.40            $    574.96          $   1.37
September 30, 1994            28.00            $     38.39          $   1.37
December 31, 1994          1,044.65            $  1,432.11          $   1.37
March 31, 1995 ...             --              $      --            $    --
June 30, 1995 ....            56.00            $      0.00          $   0.00
September 30, 1995            55.00            $      0.00          $   0.00


                    ENEX OIL & GAS INCOME PROGRAM II-2, L.P.

                            UNITS OF            AGGREGATE
                       LIMITED PARTNERSHIP        AMOUNT              PURCHASE
 QUARTER ENDING             INTERESTS              PAID            PRICE/UNIT (1)
 --------------        -------------------       --------          --------------

MARCH 31, 1993                  .66            $      1.08          $   1.64
JUNE 30, 1993                598.88            $  3,147.48          $   5.26
SEPTEMBER 30, 1993           193.08            $  1,031.75          $   5.34
DECEMBER 31, 1993             24.21            $    129.63          $   5.35
MARCH 31, 1994               298.85            $  1,009.80          $   3.38
JUNE 30, 1994                944.34            $  3,082.31          $   3.26
SEPTEMBER 30, 1994            30.21            $     91.88          $   3.04
DECEMBER 31, 1994            600.71            $  1,807.38          $   3.01
MARCH 31, 1995                  -              $       -            $    -
JUNE 30, 1995                   -              $       -            $    -
SEPTEMBER 30, 1995              -              $       -            $    -

                    ENEX OIL & GAS INCOME PROGRAM II-3, L.P.

                            UNITS OF               AGGREGATE
                      LIMITED PARTNERSHIP           AMOUNT            PURCHASE
 QUARTER ENDING              INTERESTS               PAID          PRICE/UNIT (1)
 --------------       -------------------          --------        --------------

MARCH 31, 1993                 2.34             $     27.72          $  11.85
JUNE 30, 1993                116.66             $    807.55          $   6.92
SEPTEMBER 30, 1993            95.39             $    961.25          $  10.08
DECEMBER 31, 1993             83.02             $    566.71          $   6.83
MARCH 31, 1994                60.17             $    298.46          $   4.96
JUNE 30, 1994                325.90             $  1,570.28          $   4.82
SEPTEMBER 30, 1994            12.03             $     59.26          $   4.93
DECEMBER 31, 1994            489.45             $  2,337.32          $   4.78
MARCH 31, 1995                  -                       -                 -
JUNE 30, 1995                142.02             $      0.00          $   0.00
SEPTEMBER 30, 1995             7.16             $      0.00          $   0.00



                    ENEX OIL & GAS INCOME PROGRAM II-4, L.P.

                             UNITS OF               AGGREGATE
                      LIMITED PARTNERSHIP            AMOUNT           PURCHASE
 QUARTER ENDING               INTERESTS               PAID         PRICE/UNIT (1)
 --------------       -------------------           --------       --------------

MARCH 31, 1993                  -                       -                -
JUNE 30, 1993                 33.00             $     71.16         $   2.16
SEPTEMBER 30, 1993           124.29             $    268.05         $   2.16
DECEMBER 31, 1993             77.00             $    161.74         $   2.10
MARCH 31, 1994                37.00             $     18.48         $    .50
JUNE 30, 1994                367.29             $    183.41         $    .50
SEPTEMBER 30, 1994            30.00             $     14.98         $    .50
DECEMBER 31, 1994            466.00             $    231.68         $    .50
MARCH 31, 1995                  -                       -                -
JUNE 30, 1995                 32.18             $      0.00         $   0.00
SEPTEMBER 30, 1995            20.00             $      0.00         $   0.00

   (1) ALL  PURCHASES  DURING A GIVEN  QUARTER WERE AT THE SAME PRICE PER UNIT.


ITEM 2.    IDENTITY AND BACKGROUND

     ENEX WAS INCORPORATED ON AUGUST 17, 1979 IN COLORADO. ON JUNE 30, 1992, ENEX REINCORPORATED IN DELAWARE. ENEX IS ENGAGED IN THE BUSINESS OF ACQUIRING INTERESTS IN PRODUCING OIL AND GAS PROPERTIES AND MANAGING OIL AND GAS INCOME LIMITED PARTNERSHIPS. ENEX'S OPERATIONS ARE CONCENTRATED IN THIS SINGLE INDUSTRY SEGMENT.

     ENEX'S PRINCIPAL EXECUTIVE OFFICES ARE MAINTAINED AT 800 ROCKMEAD DRIVE, THREE KINGWOOD PLACE, KINGWOOD, TEXAS 77339. THE TELEPHONE NUMBER AT THESE OFFICES IS (713) 358-8401. ENEX HAS NO REGIONAL OFFICES.

     THE NAMES, PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT, AND MATERIAL OCCUPATIONS AND EMPLOYMENTS DURING THE LAST 5 YEARS OF EACH OF ENEX'S DIRECTORS, EXECUTIVE OFFICERS AND CONTROLLING SHAREHOLDERS ARE AS FOLLOWS:

          Gerald B. Eckley. Mr. Eckley is a director, President and Chief Executive Officer of the General Partner and has served as such since its formation in 1979. Mr. Eckley is the beneficial owner of 281,400 shares of the General Partner's common stock (representing 20.00% of such common stock) calculated in accordance with Securities and Exchange Commission Rule 13d-3.

           William C. Hooper, Jr. Mr. Hooper is a director of the General Partner. From 1970 until the present, he has been self-employed as a con-sulting petroleum engineer in Houston, Texas providing services to industry and government and engaged in business as an independent oil and gas operator and investor.

           Stuart Strasner. Mr. Strasner is a director of the General Partner. He is a professor of business law at Oklahoma City University in Oklahoma City, Oklahoma and was Dean of the law school at Oklahoma City University from July 1984 until June 1991. He is a member of the Fellows of the American Bar Association and a member of the Oklahoma Bar Association. Mr. Strasner is also a director of Health Images, Inc., a public company which provides fixed site magnetic resonance imaging ("MRI") services.

          Martin J. Freedman. Mr. Freedman is a director of the General Partner. Since 1985, he has been President of Freedman Oil & Gas Company in Denver Colorado, engaged primarily in the management of its exploration and producing properties, and since 1988, the managing partner of MJF Energy which has an interest in several gas pipelines and gas wells.

          James Thomas Shorney. Mr. Shorney is a director of the General Partner. He has been a petroleum consultant and Secretary/Treasurer of the Shorney Company in Oklahoma City, Oklahoma, a privately held oil and gas exploration company, from 1970 to date.

          Robert D. Carl, III. Mr. Carl is a director of the General Partner. He is Chief Executive Officer and Chairman of the Board of Health Images, Inc. in Atlanta, Georgia, a NYSE listed company, which provides MRI services. He has been employed by Health Images, Inc. and its predecessor entities since 1981.

          Robert E. Densford. Mr. Densford is a Director of the General Partner and its Vice President- Finance, Secretary and Treasurer, a position he has held since 1989. He was the General Partner's Controller from 1985 to 1989.

          James A. Klein. Mr. Klein has been the General Partner's Controller since February 1991. Since June 1993, he has been President and Principal of the General Partner's subsidiary, Enex Securities Corporation. From June 1988 to February 1991, he was employed by Positron Corporation in Houston.

     Each of the General Partner's directors is a United States citizen and maintains a business address in care of the General Partner. Enex knows of no person other than those named above who might be deemed to control Enex.

     During the past five years neither Enex nor any executive officer or director of Enex or any person controlling Enex has been convicted in a criminal proceeding or been a party to a civil proceeding as a result of which such person was enjoined from violating, or prohibited from activities subject to, any securities laws or found to have violated any such laws.
 .
Item 3.    Past Contacts, Transactions or Negotiations

     (a)(1) Information regarding transactions between the Partnerships and the General Partner has been provided under the caption "Certain Transactions" in the Proxy Statement and is hereby incorporated by reference to Item 7 - Financial Statements and Supplemental Data to each Partnership's Annual Report on Form 10-KSB for the years ended December 31, 1994 and 1993 and to
     Item 1 - Financial Statements of each Partnership's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995. Since January 1, 1993, there have been no transactions between the Partnerships and any executive officer or director or any person controlling Enex.

     (a)(2) There have been no contacts, negotiations or transactions which have been entered into or occurred since January 1, 1993 between the General Partner, its executive officers or directors or any person controlling Enex or any of the Partnerships concerning a merger, consolidation, acquisition, tender offer, or sale of a material amount of the assets of such Partnerships. The only acquisitions of securities of the Partnerships by the General Partner during such period are detailed above in the response to Item 1(f).

     (b) There have been no contacts or negotiations concerning the matters referred to in Item 3(a)(2) which have been entered into or have occurred since January 1, 1993 between any affiliate of any of the Partnerships or between any of the Partnerships or any of their affiliates and any person who is not affiliated with any of the Partnerships who would have a direct interest in such matters, including all directors, executive officers and persons controlling Enex.

Item 4.    Terms of the Transaction

     (a) The material terms of the proposed dissolution and liquidation of the Partnerships are described under the captions "Special Factors" and "The Proposal to Dissolve and Liquidate" in the Proxy Statement.

     (b)   None.

Item 5.    Plans or Proposals of the Issuer or Affiliate

     (a) The proposed dissolution and liquidation of the Partnerships is described under the captions " Special Factors" and "The Proposal to Dissolve and Liquidate" in the Proxy Statement.

     (b) The sales of the Partnerships' assets that will follow approval of the proposed dissolution and liquidation of the Partnerships is described under the caption "The Proposal to Dissolve and Liquidate" in the Proxy Statement.

     (c)   None.

     (d) The Partnerships will dissolve and liquidate upon approval of the proposed dissolution and liquidation of the Partnerships described under the caption "The Proposal to Dissolve and Liquidate" in the Proxy Statement.

     (e)   See the response to Item 5(d) above.

     (f) The registration of the Limited Partnership Interests of the Partnerships under Section 12(g) of the Exchange Act will be terminated following approval of the proposed dissolution and liquidation of the Partnerships.

     (g) The Partnerships' obligations to file reports pursuant to Section 15(d) of the Exchange Act will terminate following approval of the proposed dissolution and liquidation of the Partnerships.

Item 6.    Source and Amounts of Funds or Other Consideration


     (a) The funds or other consideration to be received in the proposed dissolution and liquidation of the Partnerships are described under the captions "The Proposal to Dissolve and Liquidate" and "Valuation of Oil and Gas Properties" in the Proxy Statement.



     (b)
                                       II-1        II-2        II-3        II-4
Legal Fees .....................     $ 8.820     $ 7,686     $ 7,179     $ 6,315
Filing Fees ....................     $    67     $    56     $    47     $    52
Appraisal Fees .................     $   585     $   510     $   476     $   418
Solicitation Expenses ..........     $ 1,594     $ 2,751     $ 2,988     $   978
Printing Costs .................     $ 1,030     $   897     $   838     $   737
                                     -------     -------     -------     -------
        Total ..................     $12,096     $11,900     $11,528     $ 8,500
                                     =======     =======     =======     =======

           The costs of the proposed dissolution and liquidation of the Partnerships, which will primarily include expenses in connection with the preparation and mailing of the Proxy Statement and all papers which accompany or supplement it, will be borne by the Partnerships pro rata in accordance with the estimated fair market value of their respective assets (see Table 1 in the Proxy Statement). This basis for allocation was chosen over others (such as the number of Unitholders of each Partnership or the amount of each Partnership's original capital or allocating one-fourth of the costs to each Partnership) because the largest share of the costs of this solicitation consist of the fees incurred to obtain an independent valuation of the Partnerships' properties and counsel fees in connection with the preparation of this Proxy Statement. In the General Partner's opinion, these costs are most equitably allocated in accordance with the value of the Partnerships' assets.

     (c)   Not applicable.

     (d)   Not applicable.

Item 7.    Purpose(s), Alternatives, Reasons and Effects

     (a) The purposes for the proposed dissolution and liquidation of the Partnerships are set forth under the captions "Special Factors - The Proposal to Dissolve and Liquidate," "Fairness of the Proposed Transactions," "Partnership Operations and Financial Conditions," "Reasons For Proposed Transactions," "Potential Benefits to the Partners" and "Federal Income Tax Consequences" in the Proxy Statement.

     (b) Alternatives to the proposed dissolution and liquidation of the Partnerships considered by the General Partner and the reasons for their rejection are described under the captions "The Proposal to Dissolve and Liquidate" and "Reasons For Proposed Transactions" in the Proxy Statement.

     (c) The reasons for the structure of the proposed dissolution and liquidation of the Partnerships and for undertaking them at this time are described under the captions "The Proposal to Dissolve and Liquidate," "Fairness of the Proposed Transactions," "Partnership Operations and Financial Conditions," "Reasons for Proposed Transactions," "Potential Benefits to the Partners" and "Federal Income Tax Consequences" in the Proxy Statement.

     (d) The effects, including the benefits and detriments, quantified to the extent practicable, of the proposed dissolution and liquidation of the Partnerships on the Partnerships, its affiliates and its unaffiliated security holders are described under the captions "The Proposal to Dissolve and Liquidate," "Fairness of the Proposed Transactions," "Reasons for Proposed Transactions," "Potential Benefits to the Partners" and "Federal Income Tax Consequences" in the Proxy Statement.

Item 8.    Fairness of the Transaction

     (a) The Board of Directors of the General Partner has unanimously approved the proposed transactions as being fair and in the best interests of the Limited Partners. No directors dissented or abstained from such approval.


     (b) The factors upon which the belief stated in Item 8(a) are based, in order of their significance, are each Partnership's poor financial condition and prospects, the potential to realize favorable tax consequences, and the General Partner's willingness to act as "buyer of last resort" at the estimated fair market values of the Partnerships' properties as estimated by H.J. Gruy & Associates, Inc. ("Gruy") (even if all of a Partnership's indebtedness to the General Partner has been satisfied out of the proceeds of earlier property sales) which ensures a "floor" or minimum consideration for partnership properties and thereby ensures an equivalent "ceiling" or maximum amount of forgiveness of indebtedness income each Limited Partner will realize from the proposed transactions, upon which it will be subject to federal income tax (see "Federal Income Tax Consequences" below) . These factors are discussed in detail under the captions "Partnership Operations and Financial Conditions," "Federal Income Tax Consequences," "The Proposal to Dissolve and Liquidate," "Fairness of the Proposed Transactions," "Reasons for Proposed Transactions" and "Valuation of Oil and Gas Properties" in the Proxy Statement.


     (c) The approval of a majority of the unaffiliated security holders is not required.

     (d) No director or group of directors has retained an unaffiliated representative to act solely on behalf of the Limited Partners for the purposes of negotiating the terms of the proposed plans to dissolve and liquidate the Partnerships or to prepare a report concerning the fairness of such proposals.

     (e) The Board of Directors of the General Partner unanimously approved the proposed transactions. The majority of the directors are not employees of the General Partner or the Partnerships.

     (f) No firm offer has been made by any person during the preceding 18 months regarding the merger or consolidation of any of the Partnerships, the sale or transfer of all or any substantial part of the assets of any Partnership or securities of any Partnership which would enable the holder to exercise control of such Partnerships.

Item 9.    Reports, Opinions, Appraisals and Certain Negotiations


     (a) Gruy's report on the estimated fair market values of the Partnerships' properties is described under the captions "Description of Property and Oil and Gas Reserves" and "Valuation of Oil and Gas Properties" in the Proxy Statement. As noted in the response to Item 8(d), no person has been retained for the purpose of negotiating the terms of, or to prepare a report concerning the fairness to the Limited Partners of, the proposed dissolution and liquidation of the Partnerships.


     (b) Gruy's qualifications, the method of Gruy's selection, any material relationship between Gruy and the Partnerships and the General Partner which existed during the past two years or is mutually understood to be contemplated, any compensation received or to be received as a result of such relationship from the

          Partnerships, and a summary of Gruy's report, including but not limited to the procedures followed, the findings, the bases for and methods of arriving at such findings, instructions received from the Partnerships or the General Partner, and any limitations on the scope of Gruy's investigation imposed by the Partnerships or the General Partner are set forth under the captions "Description of Property and Oil and Gas Reserves" and "Valuation of Oil and Gas Properties" in the Proxy Statement. In addition, Gruy has received compensation from the General Partner and other limited partnerships of which Enex is the general partner during the past two years of $91,312 for annual reserve report valuations and $32,086 for fair market valuations.


     (c) The fair market valuation report prepared by Gruy is available for inspection and copying at the offices of the General Partner during regular business hours by any interested Limited Partner or his representative who has been so designated in writing. A copy of such report will be mailed to any interested Limited Partner or his representative upon written request.

Item 10. Interest in Securities of the Issuer

     (a) The aggregate amount and percentage of Limited Partnership Interests beneficially owned as of November 22, 1995 by the General Partner, any pension, profit sharing or similar plan of the General Partner (the Partnerships have no such plans) and, after reasonable inquiry, each executive officer and director of the General Partner, each person controlling the General Partner, and each associate or majority owned subsidiary of the General Partner (the Partnerships have no subsidiaries) are set forth under the captions "Summary " and "Record Date, Voting and Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement.

     (b) During the past 60 days the General Partner purchased the following Limited Partnership Interests in accordance with its annual purchase offer, as required by the Partnership Agreements. No other person purchased any Partnership securities during the past 60 days.

                                                                       Units of Limited     Price
                                                      Date            Partnership Interest   Paid
                                                      -----           -------------------- -------
Enex Oil & Gas Income Program II-1, L.P. ...........................
                                                    October 16, 1995      10.00              $0
Enex Oil & Gas Income Program II-2, L.P. ...........................
                                                    October 16, 1995        .38              $0
                                                    October 19, 1995        .23              $0


Enex Oil & Gas Income Program II-3, L.P. ...........................
                                                    October 16, 1995        .39              $0
                                                    October 16, 1995        .21              $0
                                                    October 16, 1995        .19              $0
                                                    October 19, 1995      10.00              $0
                                                    October 19, 1995        .13              $0

Enex Oil & Gas Income Program II-4, L.P. ...........................
                                                    None

Item 11. Contracts, Arrangements or Understandings
           with Respect to the Issuer's Securities

     There are no other contracts, arrangements, understandings or relationships in connection with the proposal to dissolve and liquidate the Partnerships between the General Partner, any executive officer or director of the General Partner or any person controlling the General Partner, and any person with respect to any securities of the Partnerships. However, the provisions of the Partnership Agreement of each Partnership provide that the Limited Partners may dissolve the Partnership by vote of a majority in interest. The Partnership Agreements also provide, with respect to the proposal to dissolve and liquidate the Partnerships, that once a Partnership is dissolved an accounting of Partnership assets, liabilities and operations to the date of dissolution will be made and the General Partner will wind up and terminate the business and affairs of the Partnership.

Item 12. Present Intention and Recommendation of Certain
           Persons with Regard to the Transaction

     (a) No securities of any of the Partnerships are to be tendered or sold in connection with the proposed dissolution and liquidation of the Partnerships. To the extent known to the General Partner, the General Partner and each executive officer, director and other affiliate of the
     General Partner who owns or hold any securities of the Partnerships or proxies to vote securities of the Partnerships intends to vote such securities in the manner set forth under the caption "Record Date, Voting and Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement. The reasons therefor are set forth under the captions "The Proposal to Dissolve and Liquidate," "Partnership Operations and Financial Conditions" and "Reasons for the Proposed Transaction" in the Proxy Statement. The terms of each Partnership's Partnership Agreement require the General Partner to vote its general partnership interests in concurrence with the vote of the Limited Partners with respect to the proposed dissolution and liquidation.

     (b) The Board of Directors of the General Partner has recommended that the Limited Partners vote in favor of the proposed dissolution and liquidation of the Partnerships for the reasons set forth under the captions "The Proposal to Dissolve and Liquidate," "Partnership Operations and Financial Conditions", "Fairness of the Proposed Transactions" and "Reasons for the Proposed Transaction" in the Proxy Statement. The General Partner has no knowledge after making reasonable inquiry as to whether or not any of its executive officers or affiliates has made a recommendation in support of or opposed to the proposed dissolution and liquidation of the Partnership.

Item 13. Other Provisions of the Transaction

     (a) Limited Partners will not have, nor be entitled to, any dissenters' or appraisal rights with respect to the proposals under the Partnership Agreements or under applicable law (the Texas Revised Uniform Limited Partnership Act (the "Act"), and none will be provided voluntarily by the Partnerships or the General Partner. Generally, in the absence of a breach of the General Partner's fiduciary duty (i.e., to act fairly and in the best interests of the Partnerships and their Limited Partners), Limited Partners who object to the proposed dissolution and liquidation will have no remedy available to them under state law or under the Partnership Agreements if the percentage of Units needed to approve the proposal vote in favor of the proposal. Such Limited Partners will have the same rights to the assets of the Partnership as all other Limited Partners as described under the caption "The Proposed Dissolution and Liquidation" in the Proxy Statement.

     (b) Pursuant to the provisions of the Act, each Partnership is required to keep the following records at its principal office or make them available at that office at the Limited Partner's expense at any reasonable time within five (5) days after receipt of a written request from a Limited Partner stating the purpose for which an examination thereof is requested:
           (1) a current list that states:
                 (A) the name and mailing address of each Partner, separately identifying in alphabetical order the General Partner and the Limited Partners; (B) the last known street address of the business or residence of the General Partner; (C) the percentage or other interest in the Partnership owned by each Partner;
           (2) copies of the Partnership's federal, state, and local information or income tax returns for each of its six most recent tax years; (3) a copy of the Partnership Agreement and certificate of limited partnership, all amendments or restatements, and executed copies of any powers of attorney under which the Partnership Agreement, certificate of limited partnership, and all amendments or restatements to the agreement and certificate have been executed; (4) unless contained in the Partnership Agreement a written statement of;
                 (A) the amount of the cash contribution and a description and statement of the agreed value of any other contribution made by each Partner, and the amount of the cash contribution and a description and statement of the agreed value of any other contribution that the Partner has agreed to make in the future as an additional contribution; (B) the times at which additional contributions are to be made or events requiring additional contributions to be made; (C) events requiring the Partnership to be dissolved and its affairs wound up; and (D) the date on which each Partner became a partner; and
           (5) books and records of account of the Partnership.

     Also required to be made available is other information regarding the business, affairs, and financial condition of each Partnership as is just and reasonable for the Limited Partners to examine and copy.

     Pursuant to the provisions of the Partnership Agreements, the General Partner will permit access to all records of each Partnership, after adequate notice, during normal business hours, to any Limited Partner and/or his accredited representatives. Notwithstanding the foregoing, the General Partner may keep logs, well reports and other drilling data confidential for a reasonable period of time. The General Partner maintains a list of names and addresses of all Limited Partners at the principal office of the Partnerships. Such list may be reviewed by any Limited Partner or his representative during normal business hours. On request, a copy of such list will be furnished to any Limited Partner or his representative upon payment of reproduction and mailing costs.

     No provision has been made by the Partnerships or the General Partner to allow unaffiliated security holders to obtain access to the corporate files of the General Partner or to obtain counsel or appraisal services at the expense of the Partnerships or the General Partner. As described under the caption "The Proposal to Dissolve and Liquidate" in the Proxy Statement, the General Partner will be preparing a bid package concerning the Partnerships' properties which will be made available to interested Limited Partners.

     (c)   Not applicable.

Item 14. Financial Information

     (a) This financial information required by this Item appears in the following documents which have been filed by each Partnership under the Exchange Act:

           (1) Each Partnership's Annual Report on Form 10-KSB for the year ended December 31, 1994, copies of which accompany the Proxy Statement;

           (2) Each Partnership's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995, copies of which accompany the Proxy Statement.

     This Item 14 specifically incorporates herein by reference the information set forth in the following sections contained in each Partnership's Annual Report on Form 10-KSB: Item 7-Financial Statements and Supplementary Data. The following sections of the Quarterly Reports on Form 10-QSB are specifically incorporated herein by reference: Item 1-Financial Statements (unaudited).

     (b)   Pro forma data has been omitted because it is not material.

Item 15. Persons and Assets Employed, Retained or Utilized

     (a) The Partnerships have no officers or employees. Certain directors, officers and employees of the General Partner, not especially employed for this purpose, may solicit proxies relating to the proposed dissolution and liquidation of the Partnerships, without additional remuneration therefor, by mail, telephone, telegraph or personal interview. The estimated costs to be incurred by the Partnerships in connection with the proposed dissolution and liquidation are described in the response to Item 6(b) above. In all cases, each Partnership property will be sold for the highest possible price. In cases where the highest third party bid for a property is less than its fair market value as determined by Gruy, the General Partner will purchase the property at such fair market value. Thus, the General Partner will act as a "buyer of last resort". Until such time as a Partnership's total indebtedness has been discharged in full, the consideration paid by the General Partner for any properties of such Partnership purchased by the General Partner shall be in the form of satisfaction of such indebtedness. The General Partner intends to continue to hold any of the Partnership properties it might acquire as a buyer of last resort. The General Partner has no plans to dispose of any of such properties. Based upon 1994 results (see Item 7-Financial Statements and Supplemental Data to each Partnership's Annual Report on Form 10-KSB for the year ended December 31,
     1994), the Partnerships' properties generated insufficient net income before general and administrative expenses and interest charges to offset the interest charges on their indebtedness to the General Partner.

           In the event that the General Partner acquires any Partnership properties in connection with the proposed plans of dissolution and liquidation of the Partnerships, the General Partner believes that such properties will be profitable due to the elimination of the current ongoing expenses associated with administering and operating the Partnerships and the elimination of the Partnerships' indebtedness.

     (b) No person other than one described in the response to Item 15(a) has been or will be retained or compensated to make solicitations or
     recommendations   in   connection   with  the  proposed   dissolution   and
     liquidation.

Item 16. Additional Information

     Additional information regarding the proposed dissolution and liquidation is set forth in the Proxy Statement. To the General Partner's knowledge, no such additional information or any other information is necessary to make the statements herein, in light of the circumstances under which they are made, not materially misleading.

Item 17. Material to be Filed as Exhibits

     (a)   Not applicable

     (b) Revised fair market valuation reports prepared by Gruy are filed herewith as Exhibit 1.

     (c)   Not applicable.

     (d)   Not applicable.

     (e)   Not applicable.

     (f)   Not applicable.




                                              By Order of the Board of Directors
                                                          of the General Partner

                                                               /s/ R.E. Densford
                                                              ROBERT E. DENSFORD
                                                         Vice President-Finance,
                                                         Secretary and Treasurer

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